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                                                                   Exhibit 10.13
                              AMENDMENT 1998-1 TO
                 THE CDNOW, INC. 1996 EQUITY COMPENSATION PLAN

The 1996 Equity Compensation Plan (the "Plan") of CDnow, Inc. (the "Company") has been amended in the manner hereinafter set forth:

1. The aggregate number of shares of common stock of the Company (the "Company Stock") that may be issued or transferred under the Plan, after giving effect to a 1.5 to 1.0 split of the Company Stock to be effected as of February 3, 1998, is 1,600,000 shares.